Exhibit 10.2(d)

FOURTH AMENDMENT

TO 2001 LP CANADA CREDIT AGREEMENT

(Dated for Reference November 30, 2001)

THIS FOURTH AMENDMENT TO 2001 LP CANADA CREDIT AGREEMENT is dated for reference June 27, 2003

AMONG:

LOUISIANA-PACIFIC CANADA LTD., a British Columbia company having an office at 2100 – 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2

AND:

LOUISIANA-PACIFIC CORPORATION, a Delaware corporation having an office at 1200, 805 S.W. Broadway, Portland, Oregon, U.S.A., 97205

AND:

ROYAL BANK OF CANADA, a Canadian chartered bank, having its head office in Montreal, Quebec, and a branch office at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9

WHEREAS:

A.                                   The parties entered into a credit agreement dated for reference November 30, 2001, which credit agreement was amended by a Waiver and First Amendment dated as of July 23, 2002 and further amended by a Second Amendment dated for reference November 27, 2002 and a Third Amendment dated for reference March 14, 2003 (as so amended, the “Credit Agreement”);

B.                                     The parties have agreed to amend the Credit Agreement as provided in this agreement (the “Amendment Agreement”).

WITNESSETH THAT in consideration of the mutual covenants and agreements herein, the parties covenant and agree as follows:

1.                                       INTERPRETATION

1.1                                 Words with an initial capital letter which are not otherwise defined in the Amendment Agreement have the meanings set out in the Credit Agreement as amended by the Amendment Agreement.

1.2                                 The Amendment Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable in that Province.

1.3                                 Wherever the singular or the masculine are used in the Amendment Agreement, the same shall be deemed to include the plural or the feminine or vice versa and a body politic or corporate where the context or the parties so require.

1.4                                 Unless otherwise specified all statements of, or references to dollar amounts in the Amendment Agreement without currency specification shall refer to Canadian Funds.

2.                                       REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Guarantor severally represents and warrants to Royal that the execution and delivery of the Amendment Agreement and any required exhibits will not contravene a provision of any regulation, order or permit applicable to it or cause a conflict with or contravention of its constating documents or cause a breach of or constitute a default under or require any consent under any instrument or agreement to which it is a party or by which it is bound except such as have been obtained or waived, as the case may be.

3.                                       AMENDMENT

If the conditions set forth in §4 of the Amendment Agreement have been met or waived prior to or at the Effective Time then, as of the Effective Time, the Credit Agreement shall be amended as follows:

(a)                                  by deleting the definition of “Guarantor Credit Facility” from §1.1 and substituting the following:

““Guarantor Credit Facility” means the credit facility made available to the Guarantor pursuant to the terms of a Credit Agreement entered into as of November 15, 2001 among the Guarantor, as borrower, Bank of America, N.A., as the Administrative Agent, Wachovia Bank, N.A., as the Syndication Agent, Royal, as Documentation Agent and the other lenders party to the credit agreement as amended and restated by the Third Amendment and as further amended from time to time;”

(b)                                 by deleting the definition of “Note Financing” from §1.1 and substituting the following:

““Note Financing” has the meaning set forth in the Guarantor Credit Agreement as in effect as of May 15, 2003 (that is, for greater certainty after the effective date of the Sixth Amendment but prior to any subsequent amendment, restatement, modification, supplement, extension, renewal or replacement thereof);”

(c)                                  by deleting the definition of “Purchase Money Note” from §1.1 and substituting the following:

““Purchase Money Note” has the meaning set forth in the Guarantor Credit Agreement as in effect as of May 15, 2003 (that is, for greater certainty after the effective date of the Sixth Amendment but prior to any subsequent amendment, restatement, modification, supplement, extension, renewal or replacement thereof);”

(d)                                 by adding the following definition to §1.1:

““Sixth Amendment” means the sixth amendment agreement dated as of May 15, 2003 among the parties to the Guarantor Credit Agreement”

4.                                       CONDITIONS PRECEDENT

Royal shall have no obligation to amend the Credit Agreement, as provided by this Amendment Agreement unless, on or prior to the Satisfaction Date specified in §5.2 it shall have received:

(a)                                  the Amendment Agreement duly executed by the Borrower and the Guarantor;

(b)                                 certified copies of authorizing resolutions of the board of directors of the Borrower, the Guarantor, L. P. Engineered Wood Products Ltd. and Louisiana-Pacific B.C. Forests Products Limited or of a duly constituted and authorized committee of their respective board of directors, as the case may be, all in form and content satisfactory to Royal and its counsel, authorizing the execution and delivery of the Amendment Agreement; and

(c)                                  a notice of agreement and confirmation substantially in the same form of Exhibit II, III and IV from respectively, the Guarantor, LP Engineered Wood Products Ltd. and Louisiana-Pacific B.C. Forest Products Limited.

5.                                       GENERAL

5.1                                 The Amendment Agreement may be executed in one or more counterparts or facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute one document in writing.

5.2                                 The Amendment Agreement shall be effective as of 23:59 hours, local Vancouver time, on the date as of which the Amendment Agreement is executed (“Effective Time”) if on or prior to June 30, 2003 or such earlier or later date as may be agreed among Royal, the Borrower and the Guarantor (the “Satisfaction Date”), Royal shall have received the documents described in §4.

5.3                                 The Borrower and the Guarantor will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents (including certificates, declarations, affidavits, reports and opinions) and things as Royal may reasonably require for the purpose of giving effect to the Amendment Agreement and the Credit Agreement.

The Amendment Agreement has been executed this 27 day of June, 2003.

The COMMON SEAL of LOUISIANA- PACIFIC CANADA LTD. was hereunto affixed in the presence of:	Address for Notice c/o Louisiana-Pacific Corporation 1200, 805 S.W. Broadway Portland, Oregon U.S.A. 97205

Curtis M. Stevens Vice President and Chief Financial Officer	Phone: (503) 821-5100 Fax: (503) 821-5322 Attention: Executive Vice President, Administration, and Chief Financial Officer

Mark G. Tobin Treasurer	With a copy to: Fasken, Martineau, DuMoulin LLP 2100 – 1075 West Georgia Street Vancouver, British Columbia V6E 3G2

Phone: (604) 631-3131 Fax: (604) 631-3232 Attention: J. S. McKercher or D. J. Weaver

The COMMON SEAL of LOUISIANA- PACIFIC CORPORATION was hereunto affixed in the presence of:	Address for Notice Louisiana-Pacific Corporation Suite 1200, 805 S.W. Broadway Portland, Oregon U.S.A. 97205

Curtis M. Stevens Executive Vice President, Administration, and Chief Financial Officer	Phone: (503) 821-5100 Fax: (503) 821-5322 Attention: Executive Vice President, Administration, and Chief Financial Officer

Mark G. Tobin Treasurer

ROYAL BANK OF CANADA	RBC Capital Markets Suite 2100, Park Place 666 Burrard Street
By:	Vancouver, British Columbia
V6C 3B1

Gerry Derbyshire	Attention: Managing Director
Managing Director-Corporate Credit	Phone: (604) 257-7100
Fax: (604) 665-6465

EXHIBIT I TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION

Dated as of June        , 2003

TO:                            ROYAL BANK OF CANADA

Re:                               Guarantee (Particular Guarantee) dated for reference November 30, 2001 and executed December 14, 2001 (“Guarantee”) by the Guarantor in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement.

Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.                                       The Borrower has asked Royal to enter into the Amendment Agreement;

2.                                       This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower’s aforesaid request to Royal;

3.                                       The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the Guarantor.

LOUISIANA-PACIFIC CORPORATION

Authorized Signatory

Authorized Signatory

EXHIBIT II TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION

Dated as of June       , 2003

TO:                            ROYAL BANK OF CANADA

Re:                               Guarantee (Particular Guarantee) dated for reference November 30, 2001 and executed December 14, 2001 (“Guarantee”) by the Guarantor in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement.

Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.                                       The Borrower has asked Royal to enter into the Amendment Agreement;

2.                                       This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower’s aforesaid request to Royal;

3.                                       The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the Guarantor.

LP ENGINEERED WOOD PRODUCTS LTD.

Authorized Signatory

Authorized Signatory

EXHIBIT III TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION

Dated as of June     , 2003

TO:                            ROYAL BANK OF CANADA

Re:                               Guarantee (Particular Guarantee) dated for reference November 30, 2001 and executed December 14, 2001 (“Guarantee”) by the Guarantor in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement.

Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.                                       The Borrower has asked Royal to enter into the Amendment Agreement;

2.                                       This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower’s aforesaid request to Royal;

3.                                       The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the Guarantor.

LOUISIANA-PACIFIC B. C. FOREST PRODUCTS LIMITED

Authorized Signatory

Authorized Signatory